UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2024

 NPK International Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02960	72-1123385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9320 Lakeside Boulevard,	Suite 100
The Woodlands,	Texas	77381
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 362-6800

Newpark Resources, Inc.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation.
Newpark Resources, Inc. (the “Company”) changed its name to NPK International Inc. by filing an amendment to its Second Restated Certificate of Incorporation (“Amendment”) on December 5, 2024 with the Secretary of State of the State of Delaware (the “Name Change”). The Name Change and Amendment became effective at 12:01 a.m. Eastern Time on December 9, 2024.
The Board of Directors of the Company (the “Board”) approved the Name Change and the Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware. Pursuant to Section 242 of the Delaware General Corporation Law, stockholder approval was not required to complete the Name Change or to approve or effect the Amendment. The Name Change will not in any way affect the voting or other rights that accompany the Company’s common stock, par value $0.01 per share (“Common Stock”), or the validity or transferability of the Company’s shares of Common Stock currently outstanding. In connection with the Name Change, the Board also approved the Company’s Amended and Restated Bylaws, which were amended to reflect the corporate name NPK International Inc. No other changes were made to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”).
As a result of the Name Change, effective December 19, 2024, the Common Stock will cease trading under the ticker symbol “NR” and will begin trading under its new ticker symbol, “NPKI”, on the New York Stock Exchange. The CUSIP of the Common Stock did not change in connection with the ticker symbol change. Following the Name Change, existing stock certificates, which reflect the former name of the Company, will continue to be valid unless and until such certificates are exchanged for new stock certificates reflecting the new name of the Company.
Copies of the Amendment and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.
Item 8.01 Other Events.
On December 9, 2024, the Company issued a press release announcing the Name Change. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Second Restated Certificate of Incorporation, dated December 5, 2024.
3.2	Amended and Restated Bylaws of NPK International Inc., effective December 9, 2024.
99.1	Press Release dated December 9, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NPK INTERNATIONAL INC.
(Registrant)

Date:	December 9, 2024	By:	/s/ M. Celeste Frugé
M. Celeste Frugé
VP – General Counsel, Chief Compliance Officer and Corporate Secretary